SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

DIGITAL POWER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL POWER CORPORATION
41324 Christy Street
Fremont, CA 94538
(510) 657-2635

To Our Shareholders:

You are cordially invited to attend the annual meeting of the shareholders of Digital Power Corporation (the “Company”) to be held at 10:00 a.m. PST, on November 29, 2007, at our corporate offices located at 41324 Christy Street, Fremont, California 94538.

At the meeting, you will be asked to (i) elect five (5) directors to the board, (ii) ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2008, and (iii) approve other matters that properly come before the meeting, including adjournment of the meeting.

We hope you will attend the shareholders’ meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided, as promptly as possible, whether or not you plan to attend the meeting in person.

/s/ Jonathan Wax
Jonathan Wax Chief Executive Officer

September 24, 2007

DIGITAL POWER CORPORATION
41324 Christy Street
Fremont, CA 94538
(510) 657-2635

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 29, 2007

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Digital Power Corporation (the “Company”), a California corporation, will be held at our corporate headquarters, located at 41324 Christy Street, Fremont, California 94538, on Thursday, November 29, 2007, at 10:00 a.m. (PST), for the purpose of considering and acting on the following:

1.	To elect five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; and

2.	To ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on September 20, 2007, are entitled to receive notice of, and to vote at, the meeting. Shareholders are invited to attend the meeting in person.

Please sign and date the accompanying proxy card and return it promptly in the enclosed postagepaid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you had previously returned your proxy card. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors

/s/ Uri Friedlander
Uri Friedlander Secretary

September 24, 2007

YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

DIGITAL POWER CORPORATION
41324 Christy Street
Fremont, CA 94538
(510) 657-2635

PROXY STATEMENT

We are furnishing this proxy statement to you in connection with our annual meeting to be held on November 29, 2007 at 10:00 a.m. (PST) at our corporate headquarters, located at 41324 Christy Street, Fremont, California 94538 and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; (ii) ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as independent auditors for the year ending December 31, 2008; and (iii) such other business as may properly come before the meeting.

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Digital Power Corporation (the “Company”) and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any.

Our annual report for the fiscal year 2006, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement.

This proxy statement was first mailed to shareholders on October 1, 2007.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors, and ratifying the appointment of E&Y as the Company’s independent auditors for the year ending December 31, 2008.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, September 20, 2007 (the “Record Date”), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board’s recommendations on the proposals?

The Board recommends a vote FOR each of the proposals.

How do I vote?

Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card(s) in person.

If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company’s Secretary (“Secretary”) at Digital Power Corporation, 41324 Christy Street, Fremont, California 94538, in writing, voting in person, or returning a proxy card with a later date. If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

Who will count the vote?

The Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Transfer & Trust, is the transfer agent for the Company's common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, then you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered under the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Transfer & Trust, located at 350 Indiana Street, Suite 800, Golden, Colorado 80401, phone (303) 986-5400, fax (303) 986-2444, or, if your shares are held by your broker or bank in “street name”, then by contacting the broker or bank who holds your shares.

How many shares can vote?

Only shares of common stock may vote. As of the Record Date of September 20, 2007, there are 6,610,708 shares of common stock issued and outstanding.

Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company’s designated proxy holders (the “Proxy Holders”) have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner that will assure the election of as many of the nominees described under “Election of Directors” as possible.

What is a “quorum”?

A “quorum” is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the shareholders’ meeting. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

For the election of the directors, once a quorum has been established, the nominees for director who have received the most votes will become directors. Holders owning a majority of the shares outstanding must approve the appointment of E&Y as the Company’s independent auditors for the year ending December 31, 2008.

If a broker indicates on his or her proxy that he or she does not have discretionary authority to vote on a particular matter, then the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

How will we solicit proxies?

The company will distribute the proxy materials and solicit votes. It will also bear the cost of soliciting proxies. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited by the Company’s directors, officers, and employees, without additional compensation, in person, by telephone, or by facsimile.

STOCK OWNERSHIP

The following table shows the amount of the Company’s shares of common stock (AMEX Symbol: DPW) beneficially owned (unless otherwise indicated) by each shareholder known to us to be the beneficial owner of more than 5% of its common stock, by each of its directors and nominees, and the executive officers, directors, and nominees as a group. As of September 5, 2007, there were 6,610,708 shares of common stock outstanding. Unless indicated otherwise, the address of all shareholders listed is Digital Power Corporation, 41324 Christy Street, Fremont, California 94538.

	Shares Beneficially
	Owned(1)
Name & Address of Beneficial Owner	Number		Percent
Telkoor Power Ltd.	2,897,110		43.8%
5 Giborei Israel
Netanya 42293
Israel

Ben-Zion Diamant	3,264,614	(2)	47.9%

Jonathan Wax	367,504	(3)	5.4%

Yeheskel Manea	40,000	(4)	*

Amos Kohn	40,000	(4)	*

Benjamin Kiryati	20,000	(5)	*

Digital Power ESOP	167,504		2.5%

Barry W. Blank	536,006		8.1%
P.O. Box 32056
Phoenix, AZ 85064

All directors and executive officers as a group	3,604,614	(6)	49.7%
(4 persons)

Footnotes to Table

*	Less than one percent.

(1)
Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)
Mr. Diamant serves as a director of Telkoor Power Ltd. Includes options to purchase 200,000 shares owned by Mr. Diamant and 2,897,110 shares beneficially owned by Telkoor Power Ltd., which may also be deemed beneficially owned by Mr. Diamant.

(3)	Includes options to purchase 200,000 shares owned by Mr. Wax and 167,504 shares owned by Digital Power ESOP of which Mr. Wax is trustee and may be deemed beneficial owner.

(4)	Includes options to purchase 30,000 shares exercisable within 60 days.

(5)	Includes options to purchase 10,000 shares exercisable within 60 days.

(6)
Includes 2,897,110 shares owned by Telkoor Power Ltd., which may be deemed beneficially owned by Mr. Diamant, options to purchase 540,000 shares owned by directors, and 167,504 shares owned by Digital Power ESOP of which Mr. Wax and Mr. Diamant are trustees and may be deemed beneficial owners.

SECTION 16 TRANSACTIONS

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file reports of ownership and changes in ownership of its common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission during fiscal year 2005, all current directors and officers of the Company filed on time all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of five (5) directors and a maximum of nine (9) directors. The Board has fixed the authorized number of directors at five (5). The term of office for the directors elected at this meeting will expire at the next annual meeting of shareholders to be held in 2007 or until a director's earlier death, resignation, or removal. The directors, as of January l, 2006,consisted of Messrs. Ben-Zion Diamant, Jonathan Wax, Yeheskel Manea, Yuval Menipaz, and Amos Kohn. Mr. Menipaz submitted his resignation from the board on February 2, 2006. On October 17, 2006, the Board elected Mr. Benjamin Kiryati to fill the vacancy.

Unless otherwise instructed, the Proxy Holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. Each nominee has agreed to serve as director, if elected.

The Board has formed a nominating committee and has nominated the following nominees for directors: Messrs. Ben-Zion Diamant, Amos Kohn, Yeheskel Manea, Jonathan Wax and Benjamin Kiryati. The following indicates the age, the principal occupation or employment during the past five years, and the affiliation with the Company, if any, of each nominee for director:

Ben-Zion Diamant	Director since 2001

Mr. Ben-Zion Diamant, 57, has been the Company’s Chairman of the Board since November 2001. He has also been Chairman of the Board of Telkoor Power Ltd. since 1994. Between 1992-1994, he was a partner and business development manager of Phascom, and from 1989 to 1992, a partner and manager of Rotel Communication. He earned his B.A. in Political Science from Bar-Ilan University.

Amos Kohn	Director since 2003

Mr. Amos Kohn, age 47, became a director of the Company in 2003. Mr. Kohn is the AVP of Business Development of Scopus Video Networks, Inc. a high tech company located in Princeton, New Jersey. Most recently Mr. Kohn was the Vice President of Solutions Engineering of ICTV Inc., a high tech company located in Los Gatos, California, which is developing a centralized software platform that telecom operators to deliver revenue-generating new services with full set of digital interactive video and media streaming services. In year 2003, Mr. Kohn was Vice President of System Engineering & Business Development of AVIVA Communications, Inc., a high tech company located in Cupertino, California, which is developing a transport solution for Video On Demand systems. From 2000 to 2003, Mr. Kohn was the Chief Architect of Liberate Technologies, a software company specializing in telecommunications technology located in San Carlos, California. From 1997 to 2000, Mr. Kohn was the Vice President of Engineering & Technology for Golden Channel, the largest Cable Operator (MSO) in Israel. Mr. Kohn holds a B.S. in Electronics Engineering.

The Board is of the opinion that Mr. Kohn is qualified to serve as an independent director.

Yeheskel Manea	Director since 2002

Mr. Yeheskel Manea, 62, has served as a director of the Company since 2002. Since 1996, he has been a Branch Manager of Bank Hapoalim, one of the leading banks in Israel. Mr. Manea has been employed with Bank Hapoalim since 1972. He holds a B.A. in Economy and Business Administration from Ferris College, University of Michigan.

The Board is of the opinion that Mr. Manea is qualified to serve as an independent director.

Jonathan Wax	Officer since 2004
Director since 2005

Mr. Jonathan Wax, 50, became the Company’s Chief Executive Officer and President in January 2004. Mr. Wax held vice-president positions with Artesyn Technologies, Inc., and was stationed both domestically and in the Far East. He held a wide variety of sales positions, including global account responsibilities with some of Artesyn Technologies, Inc.'s largest accounts. From 1994 to 1998, prior to the merger with Zytec and Computer Products, which formed Artesyn Technologies, Inc., Mr. Wax was Vice President of Customer Support and Quality for Computer Products. Mr. Wax holds a B.S. in Business from the University of Nebraska.

Benjamin Kiryati	Director since 2006

Benjamin Kiryati, 55, became a Director at Digital Power in October 2006. Mr. Kiryati was the Chairman of the Israel Children Fund, a non-profit organization that helps the underprivileged. He also served as the mayor of Tiberias, Israel, from 1998 to 2003. Prior to that Mr. Kiryati had distinguished military and legal careers. He served nine years in the Israeli Military as a combat pilot, and after graduating in 1978 from the Tel Aviv University school of law he practiced law in industrial relations.

The Board is of the opinion that Mr. Kiryati is qualified to serve as an independent director.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

How are directors compensated?

Independent directors receive $10,000 annually for serving on the Board. The director designated by the Board as the Audit Committee Financial Expert, receives an additional annual fee of $5,000 for serving as the Financial Expert.

In accordance with the Company’s 2002 Stock Option Plan, each independent director receives a grant of 10,000 stock options upon joining the Board. In addition, subject to Board approval, each independent director may be granted on an annual basis, stock options for 10,000 shares of Common Stock. Options vest after 12 month of optionee’s service term as a director. Each option has an exercise price equal to the fair market value of the Common Stock on the grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of Board service.

On March 9, 2007 the Compensation Committee of the Board granted Mr. Kohn , Mr. Menea and Mr. Kiryati options to purchase 10,000 shares of common stock.

How often did the Board meet during fiscal 2006?

The Board met 4 times during fiscal 2006. Each director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

Family Relationships

Two of Mr. Manea's children are married to two of Mr. Diamant's children. Mr. Diamant’s son, Ran Diamant, who is also Mr. Menea’s son in law, serves as Telkoor’s Corporate Secretary and Controller. There are no other relations.

Committees of the Board of Directors

Audit Committee

The Board has established an Audit Committee. The members of the Audit Committee in 2006 were Messrs. Amos Kohn, Yuval Menipaz, and Yeheskel Manea. Mr. Menipaz resigned as a director on February 2, 2006. The current members of the Audit Committee are Messrs. Kohn, Manea and Kiryati. All Audit Committee members were determined by the Board to be independent directors, and Mr. Manea was determined by the Board to be the Audit Committee Financial Expert.

The Audit Committee makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by the Company’s independent auditors and the progress and results of their work, and reviews the Company’s financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent auditor and determines if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee’s charter is reviewed annually, and changes may be required due to industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee has met four times during fiscal 2006. The Audit Committee Charter is published on our website at www.digipwr.com.

Compensation Committee

The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews the salaries and the bonuses of the officers, including the Chief Executive Officer and Chief Financial Officer, administers the Company’s stock option plan and other benefit plans, and considers other matters as may, from time to time, be referred to it by the Board. The members of the Compensation Committee in 2006 were Messrs. Manea , Menipaz and Kohn. Mr. Menipaz resigned as a director on February 2, 2006. The current members of the Compensation Committee are Messrs. Kohn, Manea and Kiryati. All Compensation Committee members were determined by the Board to be independent directors. There are no compensation committee interlocks or insider participation on the Company’s compensation committee. The full text of our Compensation Committee Charter is published on our website at www.digipwr.com.

Nominating Committee

The Company’s directors take a critical role in guiding its strategic direction, and overseeing the Company’s management. Board candidates are considered according to various criteria, such as, their broad-based business and professional skills, their experiences, their personal integrity and judgment, the global business and social perspective, and concern for the long-term interests of the shareholders. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the power-supply industry. Accordingly, the Company seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

The Board has formed a Nominating Committee consisting of Messrs. Kohn and Manea, who were determined by the Board to be independent directors. The Nominating Committee recommends a slate of directors for election at the annual meeting. The Nominating Committee operates under the Nomination and Governance Committee Charter. The full text of our Nomination and Governance Committee Charter is published on our website at www.digipwr.com.

In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by shareholders. The policy of the Nominating Committee regarding the consideration of director candidates recommended by its shareholders is that the Nominating Sub-Committee will consider such candidates on the same basis that it considers its own recommended candidates. If a shareholder wishes to formally place a candidate’s name for consideration, he or she must do so in accordance with the provisions of the Company’s Bylaws. Suggestions for candidates to be considered by the Board must be sent to Chief Financial Officer, Corporate Secretary, Digital Power Corporation, 41324 Christy Street, Fremont, California 94538. To be timely, a shareholder's notice must be delivered or mailed and received at the principal executive offices of the corporation, not less than 40 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 50 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business of the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (c) the class and number of the shares of the corporation which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

In accordance with Securities Exchange Commission regulations, the following is the Audit Committee Report. Such a report is not deemed to be filed with the Securities Exchange Commission.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company’s internal accounting procedures, consults with, and reviews, the services provided by the Company’s independent auditors, and makes recommendations to the Board regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management. The independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

The Audit Committee has also met and discussed with the Company’s management, and with its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company’s independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditors’ judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10- KSB for the fiscal year ended December 31, 2006, for filing with the Securities and ExchangeCommission.

Respectfully submitted, DIGITAL POWER CORPORATION AUDIT COMMITTEE
Amos Kohn Yeheskel Manea Benjamin Kiryati

DIRECTOR COMPENSATION

	Fees				Change in
	Earned				Pension
	or			Non-Equity	Value and
	paid in	Stock	Option	Incentive Plan	Nonqualified	All Other
	Cash	Awards	Awards	Compensation	Deferred	Compensation
Name	($)	($)	($)	($)	Compensation	($)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Amos Kohn	$10,000	$-	$2,012	$-	$-	$-	$12,012
Yeheskel Manea	$15,000	$-	$2,012	$-	$-	$-	$17,012
Benjmin Kiryati	$10,000	$-	$682	$-	$-	$-	$10,682

EXECUTIVE OFFICERS

The following is a description of the business background of the Company's officers:

Ben-Zion Diamant - Chairman of the Board

See Description of Directors above.

Jonathan Wax - President and Chief Executive Officer

See Description of Directors above.
Uri Fridlender - Chief Financial Officer and Secretary

Mr. Friedlander, age 45, has been chief financial officer of Telkoor Telecom Ltd. Since 1997 and also has been the chief financial officer of the company from November 2001 to August 2002.

From 1991 to 1996 Mr. Friedlander was a controller of international Technology Lasers Ltd. And Quality Power supplies ltd., members of Clal Group. From 1987 to 1990, he served as Auditor for Lyoboshitz Kasirer (currently Ernst & Young) Public accountants. Mr. Friedlander holds B.A degree in accounting and economic from Tel -Aviv University.

Code of Ethics

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions (collectively, the “Financial Managers”). The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at www.digipwr.com. DPC shall disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit from a provision of the code on its website at www.digipwr.com or in a report on Form 8-K

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
						Non- Equity	Nonqualified
						Incentive	Deferred	All
Name and				Stock	Option	Plan	Compensation	Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jonathan Wax	2004	$153,066	$-	$-	$-	$-		$12,541	$165,607
Chief Executive	2005	$166,963	$-	$-	$-	$-		$14,578	$181,541
Officer	2006	$162,323	$-	$-	$-	$-		$15,820	$178,143

Leo Yen	2004	$-	$-	$-	$-	$-		$-	$-
Chief Financial	2005	$39,600	$-	$-	$-	$-		$4,034	$43,634
Officer	2006	$39,600	$-	$-	$4,024	$-		$30,104	$73,728

All other compensation of Mr. Wax consists of $12,071 in health benefits.

All other compensation of Mr. Yen consists of $24,511 for accounting services performed by Sagent Management.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Iptions (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Jonathan Wax	150,000	-	-	$0.99	1/16/2014	-		-	-

Leo Yen	-	20000	-	1.16	3/6/2016	20,000	$25,400	-	-

Mr. Leo Yen unvested options will vest as follows: 5,000 shares on March 9, 2007.

Employment Agreements

In January 2004, the Company entered into an employment agreement with Mr. Jonathan Wax, President and Chief Executive Officer. The agreement has a term of one year with annual renewals thereafter. Annual compensation is $165,000. In the event of a change in control or early termination without cause, it will be required to pay Mr. Wax one year compensation. As a part of the employment contract, Mr. Wax was granted options to purchase 150,000 shares, 37,500 shares vested immediately and the remainder vested over three years. As of December 2006, all options were accelerated as part as the company stock options acceleration.

Ten-Year Options/SAR Repricings

There were no repricings during the year ended December 31, 2006

Equity Compensation Plan Information

The following table provides aggregate information as of the end fiscal 2006 (ended December 31, 2006) with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	931,225	1.15	728,680

Equity compensation plans not approved by security holders	150,000	0.99	-

Total	1,081,225	1.12	728,680

Benefit Plans

Equity Compensation Plans Not Approved by Security Holders

On January 17, 2004, the Board granted 150,000 options that are not part of compensation plans approved by the security holders. There are options to purchase 150,000 shares of common stock granted in fiscal 2004 to the Company’s Chief Executive Officer and President at an exercise price of $0.99, vest 25% annual, beginning January 17, 2004.

Employee Stock Ownership Plan

The company has adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 2006, the ESOP owns, in the aggregate, 167,504 shares of its common stock. All eligible employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of the Company’s common stock owned by the ESOP are voted by the ESOP trustees. Mr. Wax and Mr. Diamant are the two trustees of the ESOP.

2002, 1998 and 1996 Stock Option Plans

The Company has established the 2002, 1998, and 1996 Stock Option Plans (the "Plans"). The purpose of the Plans is to encourage stock ownership by employees, officers, and directors by giving them a greater personal interest in the success of the business and by providing them an added incentive to advance in their employment or service to the Company. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any stock option granted under the Plans may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Generally, the Company's stock option agreements require all stock to be purchased by cash or check. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The Plans may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by the Company. In general, no option is transferable by the optionee other than by will or by the laws of descent and distribution.

As of December 31, 2006, a total of 2,272,500 options have been authorized to be issued under the 2002, 1998, and 1996 Plans, and options to purchase 931,225 shares of common stock were outstanding.

401(k) Plan

The Company adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of its full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. The Company matches contributions at the rate of $0.25 for each $1.00 contributed up to 6% of the base salary. It can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made, and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

On January 12, 2004, the Company entered into a securities purchase agreement with Telkoor. Under the securities purchase agreement, Telkoor acquired 290,023 shares of common stock for the aggregate purchase price of $250,000. Additionally, under the agreement, Telkoor had the right to invest an additional $250,000 on, or before, June 30, 2004. The purchase price per share for the additional investment was agreed to be the average closing price of the Company's common stock twenty (20) trading days prior to notice of intent to invest. On June 14, 2004, Telkoor gave notice of its intent to invest $250,000 and the parties entered into a definitive agreement on June 16, 2004. Telkoor purchased 221,238 shares at $1.13 per share.

On February 3, 2005, Telkoor loaned the Company $250,000 through a Convertible Note. Under the terms of the Convertible Note, Telkoor loaned $250,000 interest free until the tenth business day after the Company announces its financial results for fiscal 2005. Telkoor had the right to convert the debt to common stock at $1.06 per share. The loan would have been automatically converted at $1.06 per share if the Company met its set budget for the fiscal year 2005. On April 2006, the convertible note was converted into 235,849 Common shares.

PROPOSAL 2— RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

PRINCIPAL ACCOUNTING FEES AND SERVICES.

E&Y served as our independent auditors for the annual audit since the year ended December 31, 2002. In accordance with a resolution of the Audit Committee, this appointment is being presented to shareholders for ratification at this meeting. If the shareholders do not ratify the appointment of E&Y, the Audit Committee will reconsider their appointment. A representative for E&Y will be present at the annual meeting will have the opportunity to make a statement if desired, and be available to answer any questions from stockholders.

Related Business

E&Y serves also as the independent auditors of Telkoor, the largest shareholder of the Company. The Company’s business and Telkoor’s business are handled by separate teams within E&Y.

Audit Fees

The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, were $107,980 and $103,500, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant, which are reasonably related to the performance of the audit or review of the Company's financial statements for the fiscal years ended December 31, 2006, and December 31, 2005, were $0 and $5,500, respectively.

All Other Fees

The aggregate fees billed for all other professional services rendered by the Company’s independent auditors for the fiscal years ended December 31, 2006, and December 31, 2005, were $0 and $0, respectively.

The Audit Committee approved 100% of the fees paid to the principal accountant for audit-related, tax and other, fees in fiscal 2006. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year, and that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees, was 0%.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT AUDITORS.

Proposals of Shareholders

The Company must receive proposals intended to be presented by shareholders at the 2008 annual meeting of shareholders no later than May 2, 2008, for consideration of possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, Rule 14a-14 of the Exchange Act permits management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on March 17, 2008, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on March 17, 2008.

Notices of intention to present proposal at the 2008 Annual Meeting should be addressed to Digital Power Corporation, 41324 Christy Street, Fremont, CA 94538, Attention: Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report to Shareholders

The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including audited financial statements, was mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-KSB and all other periodic filings made with the Securities and Exchange Commission are available on the Company's website at www.digipwr.com.

OTHER BUSINESS

The Company does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board.

By Order of the Board of Directors

/s/ Uri Friedlander
Uri Friedlander,
Secretary

September 24, 2007

DIGITAL POWER CORPORATION

Using a black inkpen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
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A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 - Ben-Zion Diamant	☐	☐	02 - Jonathan Wax	☐	☐	03 - Yeheskel Manea	☐	☐

04 - Amos Kohn	☐	☐	05 - Benjamin Kiryati	☐	☐

	For	Against	Abstain

2. To ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2008.	☐	☐	☐

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	1 U P X 0 1 5 1 5 2 2	+

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
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Proxy — DIGITAL POWER CORPORATION
41324 Christy Street Fremont, CA 94538 (510) 657-2635

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan Wax and Uri Friedlander as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Digital Power Corporation held of record by the undersigned as of September 20, 2007, at the Annual Meeting of Shareholders to be held at the Company's headquarters located at 41324 Christy Street, Fremont, CA 94538, at 10:00 a.m. (PST), on November 29, 2007, and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.